Significant Accounting Policies	3 Months Ended
Jun. 30, 2024
Revelyst Business
Entity Information [Line Items]
Significant Accounting Policies	Significant Accounting Policies
Nature of Operations. The Revelyst Business is a house of iconic consumer product brands serving a diverse range of outdoor enthusiasts across the world. We design, develop, manufacture, source and distribute performance gear and precision technologies for golfers, cyclists, off-road riders, skiers, snowboarders, backyard grillers, hikers, campers, anglers and hunters. We will be headquartered in Providence, Rhode Island and have manufacturing and distribution facilities in the U.S., Canada, Mexico and Puerto Rico along with international customer service, sales and sourcing operations in Asia and Europe.
Basis of Combination. These combined financial statements reflect the historical financial position, results of operations and cash flows for the periods presented as we are managed within Vista Outdoor. The combined financial statements have been prepared on a “carve-out” basis and are derived from the consolidated financial statements and accounting records of Vista Outdoor. The combined financial statements have been prepared in U.S. dollars and in conformity with accounting principles generally accepted in the United States of America. The combined financial statements may not be indicative of our future performance and do not necessarily reflect what the results of operations, financial position and cash flows would have been had we operated as an independent company during the periods presented.
The combined financial statements include expense allocations for certain functions provided by Vista Outdoor, including, but not limited to, general corporate expenses related to management, finance, legal, information technology, human resources, communications, supply chain and insurance. These expenses have been allocated to us on the basis of direct usage when identifiable, with the remainder principally allocated on the basis of percent of revenue, headcount or other measures. During the years ended March 31, 2024, 2023, and 2022, we were allocated $72,323, $44,880 and $59,724, respectively, of such general corporate expenses, which were included within selling, general and administrative expenses in the combined statements of comprehensive income (loss). Management considers the basis on which the expenses have been allocated to reasonably reflect the utilization of services provided to or the benefit received by us during the periods presented. The allocations may not, however, reflect the expenses we would have incurred if we had been an independent company for the periods presented. Actual costs that may have been incurred if we had been an independent company would depend on several factors, including the organizational structure, whether functions were outsourced or performed by employees and strategic decisions made in areas such as information technology and infrastructure. We are unable to determine what such costs would have been had we been independent. Following the Separation, we may perform these functions using its own resources or purchased services.
All intercompany transactions have been eliminated in the Vista Outdoor consolidation process. Related party transactions between us and Vista Outdoor have been included in these combined financial statements. The aggregate net effect of related party transactions not historically settled in cash between us and Vista Outdoor has been reflected in the combined balance sheets as “Parent company investment” and in the combined statements of cash flows as “Net transfers (to) from Parent” within financing activities.
Vista Outdoor utilizes a centralized approach to cash management and financing its operations. This arrangement is not reflective of the manner in which we would have been able to finance its operations had it been independent from Vista Outdoor. The cash and cash equivalents held by Vista Outdoor at the corporate level are not specifically identifiable to us and therefore have not been reflected in our combined balance sheets. Cash transfers between Vista Outdoor and us are recorded through the Parent company investment account. Cash and cash equivalents in the combined balance sheets represents cash and temporary investments held locally by us.
The combined financial statements include certain assets and liabilities that have historically been held at the Vista Outdoor corporate level but are specifically identifiable or otherwise attributable to us. Vista Outdoor’s third-party debt and the related interest expense have not been allocated to us for any of the periods presented, as we are not the primary obligor of such debt.
Fiscal Year. References in this report to a particular fiscal year refer to the year ended March 31 of that calendar year.
Use of Estimates. The preparation of combined financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect amounts reported therein. Due to the inherent uncertainty involved in making estimates, actual results reported in future periods may differ from those estimates. We review our estimates to ensure that these estimates properly reflect changes in our business or as new information becomes available.
Revenue Recognition. For the majority of our contracts with customers, we recognize revenue for our products at a point in time upon the transfer of control of the products to the customer, which typically occurs upon shipment and coincides with our right to payment, the transfer of legal title and the transfer of the significant risks and rewards of ownership of the product. For our contracts that include bundled hardware and software sales, revenue related to delivered hardware and bundled software is recognized when control has transferred to the customer, which typically occurs upon shipment. Revenue allocated to unspecified software update rights is deferred and recognized on a straight-line basis over the estimated period they are expected to be provided.
The total amount of revenue we recognize for the sale of our products reflects various sales adjustments for discounts, returns, refunds, allowances, rebates and other customer incentives. These sales adjustments can vary based on market conditions, customer preferences, timing of customer payments, volume of products sold and timing of new product launches. These adjustments require management to make reasonable estimates of the amount we expect to receive from the customer. We estimate sales adjustments by customer or by product category on the basis of our historical experience with similar contracts with customers, adjusted as necessary to reflect current facts and circumstances and our expectations for the future. Sales taxes and other similar taxes are excluded from revenue. Revenue recognition is discussed in further detail in Note 6, Revenue Recognition.
For the immaterial amount of our contracts that have multiple performance obligations, which represent promises within an arrangement that are distinct, we allocate revenue to all distinct performance obligations based on their relative stand-alone selling prices (“SSPs”). When available, we use observable prices to determine SSPs. When observable prices are not available, SSPs are established that reflect our best estimates of what the selling prices of the performance obligations would be if they were sold regularly on a stand-alone basis. We allocate revenue and any related discounts to these performance obligations based on their relative SSPs.
Cost of Sales. Cost of sales includes material, labor and overhead costs associated with product manufacturing, including depreciation, amortization, purchasing and receiving, inspection, warehousing, product liability, warranty and inbound and outbound shipping and handling costs.
Research and Development Costs. Research and development costs consist primarily of compensation and benefits and experimental work materials for our employees who are responsible for the development and enhancement of new and existing products. Research and development costs incurred to develop new products and to enhance existing products are charged to expense as incurred.
Selling, General, and Administrative Expense. Selling, general, and administrative expense includes, among other items, administrative salaries, benefits, commissions, advertising, insurance and professional fees.
Advertising Costs. Advertising and promotional costs, including print ads, commercials, catalogs and brochures are expensed in the period when the first advertisement is run. Our co-op program is structured so that certain customers are eligible for reimbursement for certain types of advertisements on qualifying product purchases and are accrued as purchases are made. Advertising costs totaled $49,629, $48,505, and $35,449 for the fiscal years ended March 31, 2024, 2023, and 2022, respectively.
Cash Equivalents. Cash equivalents are all highly liquid cash investments purchased with original maturities of three months or less.
Allowance for Estimated Credit Losses. We maintain an allowance for credit losses related to accounts receivable for future expected credit losses resulting from the inability or unwillingness of our customers to make required payments. We estimate the allowance based upon historical bad debts, current customer receivable balances, age of customer receivable balances and the customers’ financial condition and in relation to a representative pool of assets consisting of a large number of customers with similar risk characteristics. The allowance is adjusted as appropriate to reflect differences in current conditions as well as changes in forecasted macroeconomic conditions.
Inventories. Inventories are stated at the lower of cost, determined using the first-in, first-out (“FIFO”) method, or net realizable value. Inventory costs associated with work in process inventory and finished goods include material, labor and manufacturing overhead, while costs associated with raw materials and purchased finished goods include material, inbound freight costs and warehousing overhead. We provide inventory allowances for any excess and obsolete inventories and periodically write inventory amounts down to market when costs exceed market value.
Warranty Costs. We provide consumer warranties against manufacturing defects on certain products with warranty periods typically ranging from one year to the expected lifetime of the product. The estimated costs of such product warranties are recorded at the time the sale is recorded. Estimated future warranty costs are accrued at the time of sale based upon actual past experience, our current production environment as well as specific and identifiable warranties, as applicable. See Note 12, Other Current Liabilities, for additional detail.
Fair Value Measurements. Fair value is defined as the price that would be received to sell an asset or the price paid to transfer a liability (the exit price) in the principal and most advantageous market for the asset or liability in an orderly transaction between market participants. We measure and disclose the fair value of nonfinancial and financial assets and liabilities utilizing a hierarchy of valuation techniques based on whether the inputs to a fair value measurement are considered to be observable or unobservable in a marketplace. Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect our market assumptions. This hierarchy requires the use of observable market data when available. The measurement of assets and liabilities at fair value are classified using the following three-tier hierarchy:
Level 1—Quoted prices for identical instruments in active markets.
Level 2—Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations whose inputs are observable or whose significant value drivers are observable.
Level 3—One or more significant inputs to the valuation model are unobservable.
See Note 3, Fair Value of Financial Instruments, for additional disclosure regarding fair value of financial instruments.
Goodwill. We test goodwill for impairment on the first day of the fourth fiscal quarter or upon the occurrence of events or changes in circumstances that indicate that the asset might be impaired. Goodwill is assigned to our reporting units, which are our operating segments, or components of an operating segment, which constitute a business for which discrete financial information is available, and for which segment management regularly reviews the operating results.
During the annual impairment review process we have the option to first perform a qualitative assessment (commonly referred to as “step zero”) over relative events and circumstances to determine whether it is more likely than not that the fair value of a reporting unit is less than its carrying value or to perform a quantitative assessment (“step one”) where we estimate the fair value of each reporting unit using both an income and market approach. We completed a step zero assessment during the fourth quarter of fiscal year 2024, and concluded there were no indicators of impairment. See Note 11, Goodwill and Intangible Assets, for discussion and details.
During the third quarter of fiscal year 2024, as a result of an increasingly challenging economic environment for consumers due to higher interest rate expectations continuing and other factors affecting the market for our products, we reduced our projections for fiscal year 2024 and beyond for the majority of our reporting units. As a result of a downward revision of forecasted cash flows due to lower volume and profitability expectations, combined with the decline in Vista Outdoor's stock price in the third fiscal quarter, we concluded that triggering events had occurred potentially indicating that the fair values of certain reporting units were less than their carrying values. Based on these events, we completed an interim quantitative goodwill impairment analysis and recognized goodwill impairment losses of $161,714, which are included in “Impairment of goodwill and intangibles” on our combined statements of comprehensive income (loss) for the fiscal year 2024. See Note 11. Goodwill and Intangible Assets, for additional information.
For the third quarter fiscal year 2024 interim quantitative goodwill impairment analysis, we determined the estimated fair value of each reporting unit and compared it to their respective carrying amounts, including goodwill. The fair value of each reporting unit was determined considering both an income and market approach. We weighted the valuations using 100% of the income approach, specifically the discounted cash flow method. The weighted average cost of capital used in the income approach ranged between 12.5% and 16.0%, which was derived from the financial structures of comparable companies corresponding to the industry of each reporting unit.
In developing the discounted cash flow analysis, our assumptions about forecasted revenues and operating margins, capital expenditures and changes in working capital were based on forecasts, as reviewed by the Board of Directors, and assume a terminal growth rate thereafter. A separate discount rate was determined for each reporting unit and these cash flows were then discounted to determine the fair value of the reporting unit. The discounted cash flow analysis is derived from valuation techniques in which one or more significant inputs are not observable (Level 3 fair value measurements).
In order to assess the reasonableness of the calculated fair values of our reporting units, we also compared the sum of the reporting units’ fair values to Vista Outdoor’s market capitalization, adjusted for the sale of The Kinetic Group and calculated an implied control premium (the excess of the sum of the reporting units’ fair values over the market capitalization). We evaluated the control premium by comparing it to control premiums of recent comparable transactions. If the implied control premium was not reasonable in light of this assessment, we would have reevaluated our fair value estimates of the reporting units by adjusting the discount rates and other assumptions as necessary.
Indefinite Lived Intangible Assets. Indefinite-lived intangibles are not amortized and are tested for impairment annually on the first day of the fourth fiscal quarter or upon the occurrence of events or changes in circumstances that indicate that the assets might be impaired. We completed a step zero assessment during the fourth quarter of fiscal year 2024, and concluded there was no indicators of impairment on our indefinite-lived intangibles. See Note 11, Goodwill and Intangible Assets, for discussion and details.
In conjunction with our interim quantitative goodwill impairment analysis, we performed a fair value analysis on our indefinite-lived trademarks and trade names, which resulted in impairment losses of $50,300, related to indefinite-lived intangible assets. These losses are included in “Impairment of goodwill and intangibles” on our combined statements of comprehensive income (loss) for the fiscal year of 2024. See Note 11, Goodwill and Intangible Assets, for additional information.
We calculated the fair value of our indefinite-lived intangibles using the relief-from-royalty method which assumes that the asset has value to the extent that the owner is relieved of the obligation to pay royalties for the benefits received from them. We estimated the future revenue for the related brands and technology, the appropriate royalty rate and the weighted average cost of capital. We based our fair values and estimates on assumptions we believed to be reasonable, but which are unpredictable and inherently uncertain.
Our assumptions used to develop the discounted cash flow analysis and the relief-from-royalty calculation require us to make significant estimates. The projections also take into account several factors including current and estimated economic trends and outlook, costs of raw materials and other factors that are beyond our control. If the current economic conditions were to deteriorate, or if we were to lose significant business, it is possible that the estimated fair value of certain reporting units or trade names could fall below their carrying value resulting in the necessity to conduct additional impairment tests in future periods. We continually monitor the reporting units and trade names for impairment indicators and update assumptions used in the most recent calculation of the estimated fair value of a reporting unit or trade names as appropriate.
Amortizing Intangible Assets and Long-Lived Assets. Our long-lived assets consist primarily of property, plant, and equipment, amortizing right-of-use assets related to our operating leases and amortizing costs related to cloud computing arrangements. Our primary identifiable intangible assets include trademarks and trade names, patented technology and customer relationships. We periodically evaluate the recoverability of the carrying amount of our long-lived assets whenever events or changes in circumstances indicate that the carrying amount of the asset may not be fully recoverable or exceeds its fair value.
In conjunction with our interim quantitative goodwill impairment analysis, we performed recoverability tests of our long-lived assets, including amortizing intangible assets, by comparing the net book value of our long-lived assets or asset groups, to the future undiscounted net cash flows attributable to such assets. Based on the results of the recoverability test, we determined that the fair value of certain definite lived intangibles related to trade names and customer relationships within our former Outdoor Cooking reporting unit were less than their carrying value. The fair value of these intangibles was determined using the cost approach. As a result, we recorded impairment charges totaling $6,798 related to amortizing intangible assets, which are included in “Impairment of goodwill and intangibles” on our combined statements of comprehensive income (loss) for the fiscal year of 2024. See Note 11, Goodwill and Intangible Assets, for additional information.
Business Combinations. We allocate the purchase price, including contingent consideration, of our acquisitions to the assets and liabilities acquired, including identifiable intangible assets, based on their fair values at the date of acquisition. The fair values are primarily based on third-party valuations using our management assumptions that require significant judgments and estimates. The purchase price allocated to intangibles is based on unobservable factors, including but not limited to, projected revenues, expenses, customer attrition rates, royalty rates and weighted average cost of capital, among others. The weighted average cost of capital uses a market participant’s cost of equity and after-tax cost of debt and reflects the risks inherent in the cash flows. The fair value calculation of initial contingent consideration associated with the purchase price also uses unobservable factors such as projected revenues and expenses over the term of the contingent earn-out period, discounted for the period over which the contingent consideration is measured, and volatility rates. Based upon these assumptions, the initial contingent consideration is then valued using a Monte Carlo simulation analysis in a risk-neutral framework. The inputs used to calculate the fair value of the contingent consideration liabilities are considered to be Level 3 inputs due to the lack of relevant market activity and significant management judgment. See Note 3, Fair Value of Financial Instruments, for additional disclosure regarding fair value of financial instruments. During the measurement period of one year from the acquisition date, we continue to collect information and reevaluate our estimates and assumptions and record any adjustments to these estimates to goodwill. See Note 7, Acquisitions, for additional information.
Derivatives and Hedging. We mitigate the impact of foreign currency and exchange rates with foreign currency contracts that are accounted for as designated hedges pursuant to ASC Topic 815, “Derivatives and Hedging” (“ASC Topic 815”). ASC Topic 815 requires that an entity recognize all derivatives as either assets or liabilities on the balance sheet, measure those instruments at fair value and recognize changes in the fair value of derivatives in earnings in the period of change unless the derivative qualifies as a designated cash flow hedge that offsets certain exposures. Certain criteria must be satisfied in order for derivative financial instruments to be classified and accounted for as a cash flow hedge. Derivatives that are not elected for hedge accounting treatment are recorded immediately in earnings. We may use derivatives to hedge certain foreign currency exchange rates, but do not use derivative financial instruments for trading or other speculative purposes. We utilize counterparties for our derivative instruments that we believe are creditworthy at the time the transactions are entered into and closely monitor the credit ratings of these counterparties. See Note 5, Derivative Financial Instruments, for additional information.
We would discontinue hedge accounting prospectively (i) if it is determined that the derivative is no longer effective in offsetting changes in the cash flows of a hedged item, (ii) when the derivative expires or is sold, terminated or exercised, (iii) if it becomes probable that the forecasted transaction being hedged by the derivative will not occur, (iv) if a hedged firm commitment no longer meets the definition of a firm commitment or (v) if it is determined that designation of the derivative as a hedge instrument is no longer appropriate. The fair value of our forward contracts is based on pricing models using current market rates. These contracts are classified under Level 2 of the fair value hierarchy. See Note 3, Fair Value of Financial Instruments, for additional information.
Stock-Based Compensation. We account for our participation in Vista Outdoor’s share-based compensation arrangements in accordance with ASC Topic 718, “Compensation—Stock Compensation” (“ASC Topic 718”) which requires the measurement and recognition of compensation expense for all share-based payment awards to employees and directors based on estimated fair values. Vista Outdoor’s share-based compensation plans, which are described more fully in Note 14, Employee Benefit Plans, provide for the grant of various types of share-based incentive awards, including performance awards, performance awards with a TSR modifier, restricted stock/restricted stock units and options to purchase common stock. The types and mix of share-based incentive awards are evaluated on an ongoing basis and may vary based on Vista Outdoor’s overall strategy regarding compensation, including consideration of the impact of expensing stock awards on our results of operations.
Income Taxes. We account for income taxes under the asset and liability method in accordance with the accounting standard for income taxes. The asset and liability method requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of temporary differences between the carrying amounts and tax bases of assets and liabilities. Under this method, changes in tax rates and laws are recognized in income in the period such changes are enacted.
We record net deferred tax assets to the extent that we believe these assets will more likely than not be realized. In making such determination, we consider all available positive and negative evidence, including future reversals of existing taxable temporary differences, projected future taxable income, tax planning strategies and recent results of operations. Significant estimates are required for this analysis. If we were to determine that the amount of deferred income tax assets, we would be able to realize in the future had changed, we would make an adjustment to the valuation allowance, which would decrease or increase the provision for income taxes.
The provision for federal, foreign and state and local income taxes is calculated on income before income taxes based on current tax law and includes the cumulative effect of any changes in tax rates from those used previously in determining deferred tax assets and liabilities. Such provision differs from the amounts currently payable because certain items of income and expense are recognized in different reporting periods for financial reporting purposes than for income tax purposes.
We periodically assess our liabilities and contingencies for all periods that are currently open to examination or have not been effectively settled based on the most current available information. Where it is not more likely than not that our tax position will be sustained, we record the entire resulting tax liability, and, when it is more likely than not of being sustained, we record our best estimate of the resulting tax liability. To the extent our assessment of the tax outcome of these matters changes, such change in estimate will impact the income tax provision in the period of change. It is our policy to record interest and penalties related to income taxes as part of the income tax expense for financial reporting purposes.
Worker's Compensation. The liability for losses under our worker’s compensation program has been actuarially determined. The balance for worker’s compensation liability was $2,344 and $2,079 as of March 31, 2024 and 2023, respectively.
Translation of Foreign Currencies. Assets and liabilities of foreign subsidiaries are translated at current exchange rates. Income and expenses in foreign currencies are translated at the average exchange rate during the period. Gains and losses from the translation of foreign subsidiary financial statements into U.S. dollars are reported as a component of accumulated other comprehensive loss (“AOCL”) in parent company equity. Gains and losses from assets and liabilities denominated in a currency other than the functional currency of the entity in which they reside are generally recognized during the current period in the combined statements of comprehensive income (loss), as part of other (expense) income, net.
Other (Expense) Income, Net. Other income (expense), net primarily includes gains and losses on foreign currency forward contracts and foreign currency transactions. See Note 5, Derivative Financial Instruments, for additional information.
Accumulated Other Comprehensive Loss. The components of AOCL, net of income taxes, are as follows:

	March 31,
	2024	2023
Derivatives	$18	$(2,416)
Cumulative translation adjustment	(5,632)	(5,744)
Total accumulated other comprehensive loss	$(5,614)	$(8,160)
The following table details the amounts reclassified from AOCL to earnings as well as the changes in derivatives, pension and other postretirement benefits and foreign currency translation, net of income tax:

	Years ended March 31,
	2024			2023
	Derivatives	Cumulative translation adjustment	Total	Derivatives	Cumulative translation adjustment	Total
Beginning of year AOCL	$(2,416)	$(5,744)	$(8,160)	$—	$(5,278)	$(5,278)
Change in fair value of derivatives	199	—	199	(3,782)	—	(3,782)
Income tax impact on derivative instruments	(757)	—	(757)	778	—	778
Net loss reclassified from AOCL	2,992	—	2,992	588	—	588
Net change in cumulative translation adjustment	—	112	112	—	(466)	(466)
End of year AOCL	$18	$(5,632)	$(5,614)	$(2,416)	$(5,744)	$(8,160)
Recent Accounting Pronouncements—In November 2023, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2023-07, “Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures.” This ASU improves financial reporting by requiring disclosure of incremental segment information. The new guidance is effective for fiscal years beginning after December 15, 2023 and interim periods within fiscal years beginning after December 15, 2024. Early adoption is permitted. We are currently evaluating the impact of adopting this ASU 2023-07 on our combined financial statements and disclosures.
In December 2023, the FASB issued ASU No. 2023-09, Income Taxes (Topic 740): Improvements to Income Tax Disclosures (“ASU 2023-09”), which improves the transparency of income tax disclosures by requiring companies to (1) disclose consistent categories and greater disaggregation of information in the effective rate reconciliation and (2) provide information on income taxes paid disaggregated by jurisdiction. ASU 2023-09 is effective for fiscal years beginning after December 15, 2024, although early adoption is permitted. The guidance should be applied on a prospective basis with the option to apply the standard retrospectively. We are currently evaluating the impact of adopting this ASU 2023-09 on our combined financial statements and disclosures.
Accounting Standards Adopted During this Fiscal Year—In September 2022, the FASB issued ASU 2022-04, Liabilities—Supplier Finance Programs (Subtopic 405-50): Disclosure of Supplier Finance Program Obligations, which requires a buyer in a supplier finance program to disclose qualitative and quantitative information about its program to allow a user of the financial statements to understand the program’s nature, activity during the period, changes from period to period and potential magnitude. The amendments in ASU 2022-04 are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2022, with the exception for the amendment on roll-forward information, which is effective for fiscal years beginning after December 15, 2023. The guidance should be applied retrospectively, except for the amendment on roll-forward information, which should be applied prospectively. This ASU was effective for us in the first quarter of fiscal year 2024, with the exception of the amendment on roll-forward information, which will be effective for us in our Form 10-K for fiscal year 2025. We adopted this ASU during the first quarter of fiscal year 2024 and the adoption did not have an impact on our combined financial statements disclosures.